1Q 2024 EARNINGS PRESENTATION May 9, 2024 Nasdaq: LNZA A Carbon Recycling Company ©2024 LanzaTech Inc. All rights reserved.

These slides and any accompanying oral presentation contain forward-looking statements. All statements, other than statements of historical fact, included in these slides and any accompanying oral presentation are forward-looking statements reflecting management’s current beliefs and expectations. In some cases, you can identify forward-looking statements by terminology such as “will,” “anticipate,” “expect,” “believe,” “intend” and “should” or the negative of these terms or other comparable terminology. Forward-looking statements in these slides and any accompanying oral presentation include, but are not limited to, statements about estimates and forecasts of other financial and performance metrics and projections of market opportunity, expectations and timing related to the rollout of our business and timing of deployments, customer growth and other business milestones. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of our management and are not predictions of actual performance. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-Q filed with the Securities and Exchange Commission and subsequent annual reports, quarterly reports and other filings made with the Securities and Exchange Commission from time to time. Any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Forward-looking statements may include, for example, statements about: • our anticipated growth rate and market opportunities; • our ability to maintain the listing of our securities on the Nasdaq Stock Market; • the potential liquidity and trading of our securities; • our ability to raise substantial additional financing in the future; • our assessment of the competitive landscape; • our ability to comply with laws and regulations applicable to our business; • our ability to enter into, successfully maintain and manage relationships with industry partners; • our receipt of substantial additional financing to fund our operations and complete the development and commercialization of our process technologies; • the availability of governmental programs designed to incentivize the production and consumption of low-carbon fuels and carbon capture and utilization; • our ability to adequately protect our intellectual property rights; • our ability to attract, retain and motivate qualified personnel and to manage our growth effectively; • our future financial performance, growth, costs and expenses, availability of resources and capital requirements; • our ability to increase our revenue from engineering services, sales of equipment packages and sales of CarbonSmart products and to improve our operating results; • our ability to implement and maintain effective internal controls. This presentation includes data obtained from third-party studies and internal company surveys prepared for other purposes. The company has not independently verified the data obtained from these sources. Forward- looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements in this presentation. This presentation contains trademarks, service marks, trade names, and copyrights of ours and of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with us, or an endorsement or sponsorship by or of LanzaTech. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that LanzaTech will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. SAFE HARBOR STATEMENT 2

FINANCIAL INFORMATION & NON-GAAP FINANCIAL MEASURES 3 To supplement our financial statements presented in accordance with US GAAP and to provide investors with additional information regarding our financial results, we have presented adjusted EBITDA, a non- GAAP financial measure. Adjusted EBITDA is not based on any standardized methodology prescribed by US GAAP and is not necessarily comparable to similarly titled measures presented by other companies. We define adjusted EBITDA as our net loss, excluding the impact of depreciation, interest income, net, stock-based compensation, change in fair value of warrant liabilities, change in fair value of SAFE liabilities, change in fair value of the Forward Purchase Agreement (“FPA”) Put Option liability and Fixed Maturity Consideration, transaction costs on issuance of Forward Purchase Agreement, (loss) gain from equity method investees and other one-time costs related to the Business Combination and securities registration on Form S-4 and our registration statement on Form S-1. We monitor adjusted EBITDA because it is a key measure used by our management and the Board to understand and evaluate our operating performance, to establish budgets, and to develop operational goals for managing our business. We believe adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of certain expenses that we include in net loss. Accordingly, we believe adjusted EBITDA provides useful information to investors, analysts, and others in understanding and evaluating our operating results and enhancing the overall understanding of our past performance and future prospects. Adjusted EBITDA is not prepared in accordance with US GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with US GAAP. There are a number of limitations related to the use of adjusted EBITDA rather than net loss, which is the most directly comparable financial measure calculated and presented in accordance with US GAAP. For example, adjusted EBITDA: (i) excludes stock-based compensation expense because it is a significant non-cash expense that is not directly related to our operating performance; (ii) excludes depreciation expense and, although this is a non-cash expense, the assets being depreciated and amortized may have to be replaced in the future; (iii) excludes gain or losses on equity method investee; and (iv) excludes certain income or expense items that do not provide a comparable measure of our business performance. In addition, the expenses and other items that we exclude in our calculations of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results. In addition, other companies may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period.

4 Biorefining: CCT Plants AGENDA / TABLE OF CONTENTS Sections Presenter • 1Q 2024 Highlights. . . . . . . . . . . . . . . . . . . . . . . . . . . Jennifer Holmgren, CEO • Project SECURE Overview. . . . . . . . . . . . . . . . . . . . . . Jennifer Holmgren, CEO • Sustainable Aviation Fuel Updates. . . . . . . . . . . . . . Jennifer Holmgren, CEO • Commercial Pipeline Growth. . . . . . . . . . . . . . . . . . . Jennifer Holmgren, CEO • 1Q 2024 Financial Results. . . . . . . . . . . . . . . . . . . . . Geoff Trukenbrod, CFO • Guidance Reiteration. . . . . . . . . . . . . . . . . . . . . . . . . Geoff Trukenbrod, CFO • Appendix: Additional Financial Information Nasdaq: LNZA

1Q 2024 HIGHLIGHTS

1 | Financials in-line with internal forecast & guidance

- **Revenue:** $10.2M
- **Gross margin:** 34%
- **Gross profit:** $3.5M

2 | $200M for Project SECURE

- Funding from U.S. Dept. of Energy for commercial ethylene project with Technip Energies
- Sustainable ethylene production from captured CO_2 emissions
- High replicability potential at 370+ ethylene crackers worldwide

3 | SAF milestones

- LanzaJet* inaugurated world's 1st commercial ethanol-to-SAF facility
- LanzaJet in process to raise ~$100M in investment capital, with commitments thus far from Microsoft Climate Innovation Fund, & Southwest Airlines

**LanzaTech maintains ~25% ownership interest in LanzaJet*

4 | Commercial pipeline growth

- Advancing pipeline of commercial-scale projects
- Expanding the scale and diversity of the feedstocks and represented geographies
- Strong and healthy base of projects in commercial pipeline with progression through development stages

5 | Reaffirming 2024 guidance

- Expected revenue of $90M - $105M in 2024
- At the midpoint, the 2024 revenue guidance reflects topline growth of approx. 55% over 2023 performance
- Expected adjusted EBITDA loss of $(65)M - $(55)M

LanzaTech

5

PROJECT SECURE

LanzaTech + T.EN TECHNIP ENERGIES

Project SECURE selected by U.S. DOE to receive $200 million grant

- Project SECURE is a **demonstration of carbon capture and utilization at work**, leveraging LanzaTech's and Technip Energies' transformational technologies to **produce sustainable ethylene from captured CO_2 emissions**
- **Sited in the US**, Project SECURE, will be the first commercial-scale deployment of this sustainable ethylene production integration with high **replicability potential at any ethylene steam cracker facility globally**
- DOE investment to contribute to the financing of the design, engineering, and construction of Project SECURE
- **Major milestone achieved** as part of LanzaTech and Technip Energies' previously announced Joint Collaboration Agreement in July 2023

GLOBAL ETHYLENE MARKET

"the world's most important chemical"

$200 Billion

global ethylene market size by 2030

553 Million

tonnes of annual CO_2 emissions from ethylene production

Ethylene is a precursor for producing myriad products such as polyester, textiles, foams, and plastics and is also utilized in the first step of the Alcohol-to-Jet process to produce sustainable aviation fuel (SAF)

PROJECT SECURE

$200 Million

grant expected to be provided by the DOE

+200 jobs

expected to be enabled through Project SECURE

30,000 tonnes

of expected annual nameplate capacity of sustainable ethylene production

LanzaTech
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RECENT SUSTAINABLE AVIATION FUEL (SAF) MILESTONES

LANZAJET

FREEDOM PINES FUELS:
WORLD'S 1ST ETHANOL-TO-JET SAF
PRODUCTION FACILITY


Someday is now.
LANZAJET

VERSATILE AND SCALABLE INTEGRATED SOLUTION


CO2
Dehydration
Ethanol
Hydrogenation
Gasification
Fermentation
Oligomerization
LanzaTech
LANZAJET

- Using LanzaTech's platform, **just about any source of waste or pollution** can be transformed into SAF using ethanol Alcohol-to-Jet
- SAF production creates enormous demand pull for LanzaTech's waste-based ethanol as it takes **~1.6 tonnes of ethanol to produce 1 tonne of SAF**

LANZAJET IN PROCESS TO RAISE ~$100 MILLION OF INVESTMENT CAPITAL

Investment commitments thus far from

Southwest Microsoft

UK'S SAF MANDATE CONSTRUCTIVE FOR LANZATECH'S PROCESSES AND PROJECT DRAGON

- SAF must account for 2% of all fuel in the UK aviation sector, with threshold increasing to 10% in 2030 and 22% in 2040
- Cap on SAF production via hydroprocessed esters and fatty acids (HEFA) pathway **protects UK market for advanced SAF, including SAF produced from waste-based ethanol**
- Significant increase in SAF buy-out price from mandate further supports SAF processes in this market

LanzaTech
7

STRONG PIPELINE THAT POSITIONS THE COMPANY FOR CONTINUED GROWTH AND SCALE

ACTIVE BIOREFINING CUSTOMER PROJECT PIPELINE[1]



70+
Active Engagements with Positive Technoeconomic Results
25+
Early-Stage Engineering
14
Advanced Engineering
0
Construction
8
Operating

9 net additions into this stage (Active Engagements)

0 net additions into this stage (Early-Stage Engineering)

1 net addition into this stage (Advanced Engineering)

LanzaJet Freedom Pines Fuels removed from the pipeline depiction and will be tracked separately (Construction)

<u>***6 commercial gas fermentation projects:***</u> *SGLT 1 – 4, IndianOil, and ArcelorMittal Ghent*
<u>***2 demonstration-scale gas fermentation projects***</u>*: Sekisui 1/10th plant and Suncor demo unit*

LanzaJet Freedom Pines Fuels facility has completed construction and is in commissioning and start up. Production of fuel expected in 2Q 2024

KEY PIPELINE CHARACTERISTICS

~83,000 tons
Avg. Plant Capacity

PIPELINE BY REGION **PIPELINE BY FEEDSTOCK**



7%
27%
21%
23%
22%
Asia & Pacific
Europe
Middle East
Americas
India
5%
16%
15%
22%
42%
Gasified MSW
Other Gasified Solids
Biogas
Industrial Off Gas
CO2 + H2

[1] *As of April 24, 2024.*

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OVERVIEW OF 1Q 2024 FINANCIAL RESULTS Nasdaq: LNZA

OVERVIEW OF 1Q 2024 FINANCIAL RESULTS 10 SUMMARY FINANCIAL RESULTS¹ COMMENTARY Revenue: ▪ Revenue increased 6% YoY in 1Q 2024, in-line with forecast to $10.2 million. Revenue growth YoY in JDA & Contract Research and CarbonSmart. Biorefining revenue decreased YoY in 1Q 2024 as anticipated but saw strong contribution from engineering services and start-up services. Gross Profit: ▪ Gross profit increase of 87% YoY and gross margin of 34% in 1Q 2024 as a result of high-margin engineering services and JDA contracts. Net Loss ▪ Net loss of $(25.5) million in 1Q 2024, a $37.8 million improvement compared to 1Q 2023. Cash ▪ Total cash, restricted cash, and investments of $92.3 million as of March 31, 2024. Cash burn of $29.2 million in the quarter. Three Months Ended March 31st Change (in millions) 2024 2023 2024 vs. 2023 Total Revenue $10.2 $9.6 $0.6 Cost of Revenues (6.8) (7.8) 1.0 Operating Expenses (29.6) (34.4) 4.8 Net Loss $(25.5) $(63.3) $37.8 Adjusted EBITDA $(22.1) $(23.5) $1.4 Mar. 2024 Dec. 2023 Change Total Cash, Restricted Cash and Investments $92.3 $121.4 $(29.2) 1Q 2024 DISAGGREGATED REVENUE² ▪ Biorefining revenue decreased by 21% YoY to $5.0 million in 1Q 2024. The YoY decrease was expected and attributed to timing and the unevenness of the project development pipeline. Strong contributions from engineering services and start-up services. ▪ CarbonSmart revenue was $0.9 million in 1Q 2024, up from $0.0 million in 1Q 2023 from sales to multiple brand customers through commercial product campaigns. ▪ Joint Development & Contract Research revenue increased 32% YoY to $4.3 million in 1Q 2024, reflective of existing contract progression and new customer projects. $ millions Biorefining CarbonSmart Joint Development & Contract Research 1 Numbers may not add up due to rounding. 2 Numbers may not add up due to rounding. $3.3 $4.3 $0.0 $0.9 $6.4 $5.0 $0 $2 $4 $6 $8 $10 $12 1Q 2023 1Q 2024 $9.6 $10.2

11 2024 GUIDANCE REITERATION REVENUE GUIDANCE: $90M - $105M ADJUSTED EBITDA GUIDANCE: $(65)M - $(55)M

APPENDIX: ADDITIONAL FINANCIAL INFORMATION Nasdaq: LNZA

13 RESULT OF OPERATIONS – THREE MONTHS ENDED MARCH 31, 2024

14 RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA